EXHIBIT 10.180

                   FIRST AMENDMENT TO CREDIT AGREEMENT
                  (Unsecured Revolving Credit Facility)

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "First Amendment") dated December 22, 1997, is by and among FALCON DRILLING COMPANY, INC. a Delaware corporation ("Falcon Drilling or Borrower"), BANQUE PARIBAS, a bank organized under the laws of the Republic of France, ARAB BANKING CORPORATION (B.S.C.), banking corporation organized under the laws of Bahrain, and ING (U.S.) CAPITAL CORPORATION, a banking corporation organized under the laws of the Netherlands.

                      W I T N E S S E T H:

     WHEREAS, the Borrower, the Agent and the Banks are parties to the Credit Agreement dated as of October 3, 1997 (as amended, the "Credit Agreement") relating to a $80,000,000 Unsecured Revolving Credit Facility, pursuant to which, inter alia, the Banks agreed to make certain loans available to the Borrower upon the terms and conditions contained in the Credit Agreement;

     WHEREAS, Borrower desires that the Banks modify and amend certain terms and provisions of the Credit Agreement; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement in accordance with the terms and provisions of this Amendment;

     NOW, THEREFORE, for and in consideration of these premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Banks hereby agree as follows:

     1. Terms. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same definitions when used herein as set forth in the Credit Agreement as amended by this First Amendment.

     2.   Amendment to Section 1.1 of the Credit Agreement.

          (a)    Amendment  to  Definition  of  Applicable   Margin.    The
     definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               "Applicable Margin" means as follows:

          (a) for the period from the date hereof through March 30, 1998, and subject to clause (b) below, and for so long thereafter as the outstanding principal amount of the Loans does not exceed $80,000,000, (i) 0.75% per annum with respect to ABR Loans and
          (ii) 1.75% per annum with respect to Eurodollar Loans, and

          (b) if at any time after the Closing Date the outstanding principal amount of the Loans should exceed $80,000,000, the Applicable Margin per annum with respect to each of ABR Loans and Eurodollar Loans shall thereafter increase by 0.50% over each immediately preceding three-month period, automatically and without any action by Agent or the Lenders. The initial increase shall take effect as of the Quarterly Date immediately preceding the date on which the outstanding principal amount first exceeded $80,000,000, and such required increases shall continue on each Quarterly Date thereafter until all of the Obligations are paid in full; provided, however, if such outstanding principal amount should exceed $80,000,000 before March 31, 1998, the Applicable Margin shall still be governed by clause (a) above. In no event shall interest rates charged hereunder based upon the Applicable Margin, as it may be computed from time to time, ever exceed the Maximum Rate.

          (b)   Addition  of  Definition  of Increased  Commitment  Amount.
     Section 1.1 of the Credit Agreement is hereby amended by adding the following definition:

               "Increased Commitment Amount" means with respect to each Bank, the amount of increase of its outstanding Commitment upon the execution and delivery of the Amendment over its outstanding Commitment immediately preceding the execution and delivery of the First Amendment."

          (c)  Addition of Definition of First Amendment.   Section 1.1  of
     the Credit Agreement is hereby amended by adding the following definition:

               "First   Amendment"  means  the  First  Amendment   to   the
          Agreement, which First Amendment is dated December 22, 1997.

     3. Amendment to Section 2.11 of the Credit Agreement. Section 2.11 of the Credit Agreement is amended in its entirety to read as follows:

          Commitment Fee and Other Fees.

               (a) Borrower agrees to pay to the Agent for the account of each Bank a commitment fee on the daily average unused amount of such Bank's Commitment for the period from and including the Closing Date to and including the Maturity Date, at the rate of 0.20% per annum based on a 365 day year and the actual number of days elapsed. Accrued commitment fees shall be payable in arrears on each Quarterly Date beginning on December 31, 1997, and on the Maturity Date.

               (b) Borrower agrees to pay to the Agent for the account of each Bank a front-end fee at the rate of 0.25% on such Bank?s Increased Commitment Amount. Such front-end fees shall be payable on execution and delivery of this Amendment.

               (c) If the outstanding principal amount of the Loans hereunder shall ever exceed $80,000,000, Borrower agrees to pay to the Agent for the account of each Bank a usage fee, in addition to the fee provided for in clause (b) above, at the rate of 0.25% on such Bank?s Increased Commitment Amount. Such usage fees shall be payable immediately upon the outstanding principal amount of the Loan?s exceeding $80,000,000.

     4. Change in amount of Commitments. The Credit Agreement is amended by changing the amount of the Commitment of each Bank as set forth on the signature pages of the Credit Agreement so that the Commitment of each Bank is the amount set forth beside its name below:

          BANQUE PARIBAS                          $48,181,818.20
          ARAB BANKING CORPORATION (B.S.C.)       $40,909,090.90
          ING (U.S.) CAPITAL CORPORATION          $40,909,090.90

     5. Conditions to Effectiveness of this Amendment. The effectiveness of this First Amendment is subject to the conditions precedent that (a) this First Amendment shall have been executed and delivered by all parties thereto, and(b) that all conditions set forth in Section 6.1 (a), (b), (c),
(e), (f), (g), (h), (i), (j), (k), (l), (m) and (p), and all conditions set forth in Section 6.2 have been complied with to the satisfaction of the Agent.

     6. Costs. The Borrower shall pay all reasonable out-of-pocket costs and expenses incurred by the Agent, the Co-Agent or any Bank in connection with the negotiation, preparation, execution and consummation of this First Amendment and the transactions contemplated by this First Amendment, including, without limitation, the reasonable fees and expenses of counsel to the Agent, the Co-Agent and the Banks.

     7.   Miscellaneous.

     7.1 Headings. Section headings are for reference only and shall not affect the interpretation or meanings of any provision of this First Amendment.

     7.2 Effect of this First Amendment. The Credit Agreement, as amended by this First Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document referring to the Credit Agreement, shall be deemed to refer to the Credit Agreement as amended by this First Amendment.

     7.3 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

     7.4 Counterparts. This First Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same First Amendment.
     7.5 NO ORAL AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective duly authorized officers as of the date first above written.

BORROWER:

FALCON DRILLING COMPANY, INC.


By:/s/ Leighton E. Moss
   --------------------------
     Leighton E. Moss
     Vice President

BANQUE PARIBAS,
Individually and as Agent

By:/s/ Brian Malone
   --------------------------
Name: Brian Malone
Title: Vice President

By:/s/ Barton D. Schouest
   --------------------------
Name: Barton D. Schouest
Title: Managing Director

ARAB BANKING CORPORATION (B.S.C.)
Individually and as Co-Agent

By:/s/ Stephen A. Plauche
   --------------------------
     Stephen A. Plauche
     Vice President

ING (U.S.) CAPITAL CORPORATION

By:/s/ Trond Rokholt
   --------------------------
     Trond Rokholt
     Managing Director